UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2006

CABELA’S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 9, 2006, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Cabela’s Incorporated (the “Company”) granted non-statutory stock options under the Company’s 2004 Stock Plan (the “Plan”) to the Company’s Named Executive Officers (as defined in Item 402(a)(3) of Reg. S-K). The Company’s Named Executive Officers were granted options to purchase the following number of shares of the Company’s voting common stock: Dennis Highby, 40,000 shares; Patrick A. Snyder, 27,500 shares; Michael Callahan, 27,500 shares; Ralph W. Castner, 27,500 shares; and Brian J. Linneman, 27,500 shares. Messrs. Highby, Snyder, Callahan, Castner, and Linneman are employed “at will.” The options (i) were granted with an exercise price of $19.35 per share, the closing price of the Company’s voting common stock on the New York Stock Exchange on the day immediately preceding the grant date, (ii) have a ten-year term, and (iii) vest and become exercisable at the rate of 20% on each anniversary after the grant date, with the result that 100% of the options shall become vested and be exercisable on May 9, 2011. The terms of the options are governed by the Plan, which is incorporated herein by reference from Exhibit 10.12 of the Company’s Registration Statement on Form S-1, filed on March 23, 2004, Registration No. 333-113835, and the current version of the Form of 2004 Stock Plan Employee Stock Option Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On May 11, 2006, each of the Company’s non-employee directors with at least six months service on the Board received an automatic non-employee director stock option grant under the Plan to purchase 2,000 shares of the Company’s voting common stock. The options (i) were granted with an exercise price of $19.00 per share, the closing price of the Company’s voting common stock on the New York Stock Exchange on the day immediately preceding the grant date, (ii) have a ten-year term, and (iii) vest and become exercisable on May 11, 2007. The terms of the options are governed by the Plan and the current version of the Form of 2004 Stock Plan Non-Employee Director Stock Option Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

On May 9, 2006, the Company entered into an Amended and Restated Management Change of Control Severance Agreement with Joseph M. Friebe. As previously reported on a Form 8-K filed with the Commission on March 23, 2006, Mr. Friebe has been appointed Chief Executive Officer of World’s Foremost Bank, the Company’s wholly-owned credit card bank subsidiary. His appointment is effective June 1, 2006, and he will retain his current office as a Vice President of the Company. A copy of the Amended and Restated Management Change of Control Severance Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

The Company and Mr. Friebe also will enter into the Company’s standard form of indemnification agreement (the “Indemnification Agreement”). The Company has previously entered into an Indemnification Agreement with each of its directors and executive officers. The Indemnification Agreement provides for indemnification to the maximum extent permitted by law for expenses, judgments, fines, penalties, and amounts paid in settlement as a result of any action, suit, proceeding, or alternative dispute resolution mechanism related to service as a director or officer of the Company. The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is incorporated herein by reference from Exhibit 10.18 of the Company’s Registration Statement on Form S-1, filed on March 23, 2004, Registration No. 333-113835.

The Company and Mr. Friebe also will enter into the Company’s standard confidentiality and noncompetition agreement for senior officers of World’s Foremost Bank (the “Confidentiality Agreement”). The Confidentiality Agreement includes various provisions restricting the use of confidential information by an employee and prohibits an employee from competing with the Company or World’s Foremost Bank for a period of eighteen months after termination of employment. The foregoing description of the Confidentiality Agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is incorporated herein by reference from Exhibit 10.4 of the Company’s Quarterly Report on Form 10-Q, filed on May 12, 2005, File No. 001-32227.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s Annual Meeting of Shareholders held on May 10, 2006 (the “Annual Meeting”), the shareholders of the Company approved amendments to Article VI of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) that phase out the present three-year staggered terms of directors. To ensure a smooth transition to the new system, and to permit current directors to serve out the three-year terms to which the shareholders elected the directors, the amendments to Article VI do not shorten the term of any director elected before the Annual Meeting. The new procedures do, however, apply to all directors elected at or after the Annual Meeting, including any current directors who are re-nominated after their current terms expire. Thus, the directors elected at the Annual Meeting will serve for one-year terms. At the Company’s annual meeting in 2007, those directors, together with the Company’s current Class III directors, whose three-year terms expire in 2007, will, if re-nominated, stand for election for one-year terms. Beginning with the annual meeting in 2008, the classification of the Board will terminate, and all directors will be subject to annual election.

The shareholders at the Annual Meeting also approved amendments to Article VI of the Certificate providing that directors elected for one-year terms may be removed from office with or without cause by the affirmative vote of the holders of at least a majority of the outstanding voting stock of the Company entitled to vote in the election of directors, and amendments to Article IX of the Certificate providing for removal of the supermajority vote requirement for any change to Article VI.B. of the Certificate.

The Board also amended and restated the Company’s Bylaws to (1) make corresponding changes to those made to the Certificate, (2) more closely conform certain Bylaw indemnification provisions to those in the Certificate, and (3) revise certain Bylaw provisions relating to officers to conform to current Company practices.

The foregoing description of the amendments to the Certificate and the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment of Amended and Restated Certificate of Incorporation of Cabela’s Incorporated and the Amended and Restated Bylaws of Cabela’s Incorporated, copies of which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

Item 8.01 Other Events.

At the Annual Meeting, in addition to approving the amendments to the Certificate described under Item 5.03 above, the shareholders (i) elected Theodore M. Armstrong, Richard N. Cabela, Dennis Highby, and Stephen P. Murray as directors of the Company, and (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2006.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Cabela’s Incorporated

3.2	Amended and Restated Bylaws of Cabela’s Incorporated

10.1	Form of 2004 Stock Plan Employee Stock Option Agreement

10.2	Form of 2004 Stock Plan Non-Employee Director Stock Option Agreement

10.3	Amended and Restated Management Change of Control Severance Agreement dated May 9, 2006, between Cabela’s Incorporated and Joseph M. Friebe

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated: May 15, 2006	By:	/s/ Ralph W. Castner
Ralph W. Castner
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Cabela’s Incorporated

3.2	Amended and Restated Bylaws of Cabela’s Incorporated

10.1	Form of 2004 Stock Plan Employee Stock Option Agreement

10.2	Form of 2004 Stock Plan Non-Employee Director Stock Option Agreement

10.3	Amended and Restated Management Change of Control Severance Agreement dated May 9, 2006, between Cabela’s Incorporated and Joseph M. Friebe